UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 29, 2020.

Meeting Information*
LOWE’S COMPANIES, INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 23, 2020
	Date: May 29, 2020	Time: 10:00 a.m., Eastern Time
Location: Ballantyne Hotel
10000 Ballantyne Commons Parkway Charlotte, NC 28277

For directions please call: 1-800-813-7613

LOWE’S COMPANIES, INC. 1000 LOWES BOULEVARD MAIL CODE: NB3TIR MOORESVILLE, NC 28117

*  The Board, upon proper notice to shareholders, may change the Annual Meeting date, time or location due to developments relating to the outbreak of COVID-19.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                     1) BY INTERNET:         www.proxyvote.com

                                     2) BY TELEPHONE:     1-800-579-1639

                                     3) BY E-MAIL*:             sendmaterial@proxyvote.com

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2020 to facilitate timely delivery.

—  How To Vote   —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Company Proposals — Lowe’s Board of Directors

recommends you vote “FOR ALL” of the nominees

listed in Item 1 and “FOR” Items 2, 3, 4 and 5.

1.	Election of Directors

Nominees:

01)	Raul Alvarez	07)	Marvin R. Ellison
02)	David H. Batchelder	08)	Brian C. Rogers
03)	Angela F. Braly	09)	Bertram L. Scott
04)	Sandra B. Cochran	10)	Lisa W. Wardell
05)	Laurie Z. Douglas	11)	Eric C. Wiseman
06)	Richard W. Dreiling

2.	Advisory vote to approve Lowe’s named executive officer compensation in fiscal 2019.

3.	Ratification of the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for fiscal 2020.

4.	Approve amendment to Bylaws reducing the ownership threshold to call special shareholder meetings to 15% of outstanding shares.

5.	Approve 2020 Employee Stock Purchase Plan.

Shareholder Proposal — Lowe’s Board of Directors recommends you vote “AGAINST” Item 6.

6.	Shareholder proposal to reduce the ownership threshold to call special shareholder meetings to 10% of outstanding shares.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.